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EXHIBIT 99.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Wayne R. Hilty, Senior Vice President and Chief Financial Officer of Copart, Inc. hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Copart, Inc. on Form 10-Q for the three months ended October 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in Form 10-Q fairly presents, in all material respects, the financial condition and result of operations of Copart, Inc.

Wayne R. Hilty Senior Vice President Chief Financial Officer

Date: December 13, 2002

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CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002